NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Small Cap Value Fund

Supplement dated January 9, 2015
to the Summary Prospectus dated April 30, 2014

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, Janet K. Navon no longer serves as portfolio manager to the NVIT Multi-Manager Small Cap Value Fund.  Accordingly, all references to, and information regarding, Janet K. Navon in the Summary Prospectus are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE